amic

ADVANCED MEDICAL ISOTOPE CORPORATION

www.isotopeworld.com

October 2013

Disclaimer and Safe Harbor Statement

- The contents of this presentation and any information provided in connection herewith has not been approved by an authorized person within the meaning of the Financial Services and Markets Act of 2000 (the "Act") or any other regulatory authority in any jurisdiction. An investment in Advanced Medical Isotope Corporation ("AMIC" or the "Company") involves material risks and no person should invest in AMIC who is not able to sustain a complete loss of the amounts invested. No recipient may rely upon this presentation in connection with an investment decision – the sole purpose of this presentation is to suggest to potential, qualified investors that they obtain and review information made available as part of an offering of securities and further secure advice from qualified investment advisors.
- **Any investment in AMIC involves material risks and uncertainties. AMIC's securities filings describe many of these risk factors and provide more detailed information regarding AMIC. Such filings are available on-line from numerous financial websites, EDGAR and at AMIC's website. Any prospective investor should review AMIC's securities filings.**
- **AMIC's ability to implement the business plan described herein is subject to its receipt of adequate funding , required regulatory approvals, the negotiation of arrangements with third parties and the implementation thereof.**
- This presentation does not constitute or form part of any offer for sale or subscription or solicitation of any offer to buy or subscribe for any securities in AMIC nor shall it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. This presentation is exempt from the general restriction in section 21 of the Act on the communication of invitations or inducements to engage in investment activity because it is made to: (a) persons who have professional experience in matters relating to investments who fall within Article 19(1) of the Act, Order 2005 (the "Order"). All such persons together are herein referred to as "relevant persons".
- Certain information in today's presentation, particularly those paragraphs describing AMIC's strategies and business plans, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While AMIC is working to achieve those goals, actual results could differ materially from those projected in the forward-looking statements as a result of a number of factors, including difficulties in marketing their products and services, need for capital, competition from other companies and other factors, any of which could have an adverse effect on the business plans of AMIC, its reputation in the industry or its expected financial return from operations. In light of significant uncertainties inherent in forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by AMIC or any other person that the objectives and plans of AMIC and its subsidiaries will be achieved.

Overview

- The Company
- Investment Highlights and Market
- Near-Term Opportunities
  - Brachytherapy / Yttrium-90
  - LINAC Accelerator
  - Distribution
  - Selected Acquisitions
- Intermediate Term Opportunities
- Team
- Financials
- Why Invest Now? / Use of Proceeds
- Appendix: AMIC's Exclusive Patent Rights

Company Highlights

- Founded in 2006
- Based in Washington State, USA
- Publicly-traded, fully reporting, US market (ADMD: OTCQB)
- Our vision is to globally empower physicians, medical researchers, and patients by providing essential medical isotopes that, until now, have not been practical or economical, in an effort to detect, manage and cure human disease
- Focused on the development, production and distribution of medical isotopes and isotope technologies, including *in vivo* delivery systems for advanced diagnostic and therapeutic applications
- Comprised of a brilliant team of radiochemists, scientists and engineers, collaborating worldwide with strategic partners, national labs and universities

Proven Successes

- Established an isotope production center in Washington State
- Recognized as a leader by local, state and federal agencies
  - 2013 Federal Laboratory Consortium Award for Excellence in Technology Transfer, prestigious honor recognized by the US Secretary of Energy and US Senator Murray
  - 2013 Leaders in Healthcare Award, Seattle Business Magazine
  - $1.3 million U.S. Federal grant for brachytherapy
- Robust intellectual property position, including exclusive rights under 15 patents that cover manufacturing, processing and applications for medical isotopes
- Established global partnerships and collaborations with leading institutions - national labs, universities and private corporations

AMIC: In the United States

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–DOE Isotope Production & Processing Facility
–AMIC Working/Strategic Relationship
–Initiated Discussions for future AMIC PET Isotope Production Center
University of Washington
Pacific Northwest National Laboratory
Washington State University
AMIC Headquarters 1st AccSys LINAC in North America
Idaho National Laboratory
Idaho State University
SUNY Buffalo
Brookhaven National Laboratory
Colorado State University
Los Alamos National Laboratory
Lawrence Berkeley National Laboratory
Los Angeles, CA
Oak Ridge National Laboratory
University of Missouri
Emory University
Maui, HI

AMIC: Worldwide



Active Partnerships
- Belgium
- Canada
- Germany
- Switzerland
- Russia
- Ukraine

Negotiating Agreements
- Brazil
- China
- France
- Mexico
- South Africa

Investment Highlights

- Nuclear Medicine Sector:
  - Double digit yearly industry growth projected for at least 10 years
  - High margins for new isotopes
  - Growing values for patent rights
  - Strong potential for return on investment
- AMIC:
  - Highly experienced scientific and management teams
  - Robust IP position including exclusive rights under 15 patents
  - Quick path to product launch for innovative brachytherapy solutions
  - Strategic relationships with leading global companies, universities and national labs
  - Strong insider ownership position

Growing Demand for Medical Isotopes

- Today's supply is unreliable and expensive
  - Major production facility shutdowns scheduled
- Global radiopharmaceutical market was $3.8B in 2012 and expected to reach $5.5B by 2017[1]
- $1.1B radioisotope market in Europe 2012[2]
  - Germany is the largest consumer market for radiopharmaceuticals in Europe
- Over 10,000 hospitals worldwide use medical isotopes[3]
- 18 million nuclear medical procedures per year in the U.S. and 5 million in Europe[3]
- 30 million imaging procedures per year worldwide use Technetium-99m[3]

1: marketresearch.com, 2: marketsandmarkets.com, 3: World Nuclear Association

AMIC Roadmap: Superior Solutions

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Subject to receipt of funding, AMIC seeks to:

- Commercialize its innovative *in vivo* delivery systems
  - FDA clearance for Y-90 RadioGel expected in 2014
  - Pursue FDA clearance for additional Y-90 brachytherapy products
  - Seek Y-90 brachytherapy product approval for key global markets
- Create reliable supply and distribution for Mo-99 and other isotopes
  - AMIC proprietary; MURR; advanced local production centers
- Own, operate and/or manage production facilities for high-demand/high-value isotopes and radiopharmaceuticals
  - Existing AMIC production center in Washington State
  - Proposed production center at Cedars Sinai in Los Angeles
- Implement selected acquisitions

Brachytherapy

- Brachytherapy is the use of radiation to destroy cancerous tumors by placing a radiation source inside or next to the treatment area
- $1.6B brachytherapy market by 2015[1]
  - Significant opportunities in prostate, breast, liver, pancreatic, head and neck cancers
  - 2013 US estimated new cases: 240,000 prostate; 235,000 breast; 31,000 liver[2]
  - 2008 global new cases: 900,000 prostate; 1,384,000 breast; 750,000 liver[3]
- Current brachytherapy treatments have not been optimized for efficacy, safety or cost:
  - Auger-emitter x-rays irradiate neighboring normal tissues and expose technicians
  - Long treatment duration
  - Expensive
  - Metal and glass seeds remain in body, with potential for migration
  - Formulations and delivery methods have not been optimized for many cancers

1: GIA, 2: American Cancer Society, 3: International Agency for Research on Cancer

AMIC's Brachytherapy Y-90 Solution

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- AMICs Y-90 innovative *in vivo* delivery systems improve all metrics: **efficacy, safety** and **cost**
- Placed into cancerous tissues to deliver high dose beta-particle radiation
- Focus on efficacy and safety
  - Maximum therapeutic index - higher dose with minimal collateral damage to healthy tissue due to short penetration distance and high energy verses gamma sources
  - Lower radiation exposure risk for patient and family members
  - Lower hazard to workers during manufacturing and injection
  - Biodegradable, no metal or glass housing, no migration
  - Deliver high dose beta-particle radiation with short 2.7-day half-life
- Y-90 is readily accessible at an approximately 75% cost savings compared to existing solutions

AMIC's Brachytherapy Solution

(Continued)

- An *in vivo* delivery system product line that optimizes delivery for a wide range of applications including prostate, breast, pancreatic, liver, head and neck cancers
  - **Y-90 RadioGel** – the combination of insoluble Y-90 microspheres and a radiogel carrier is injected directly into the tumor
  - **Y-90 Fast-Resorbable Polymer Seeds** - safer, more effective, less expensive alternative to existing metal and glass seeds
  - **Y-90 Polymer Topical Paste** – applied into incision to kill residual tumor cells
- FDA reviewing Y-90 RadioGel (clearance expected in 2014)
- Review for remaining products expected to be completed in 2014
- **Bottom Line:** Dramatic Expansion in Cancer Treatment Tool-Kit
  - More options for physicians
  - Safer, more effective, lower cost options for patients

Brachytherapy Competitive Product Comparison

Isotope	Half Life (days)	Average Therapeutic Energy	Total Dose	Delivery Form
Y-90	**2.7**	**2.3 MeV**	**80 - 300 Gy**	**Biodegradable Polymer**
Cs-131	9.7	30.4 KeV	115 Gy	Metal seeds
Pd-103	17	20.8 KeV	125 Gy	Metal Seeds
I-125	60	28.5 KeV	145 Gy	Metal Seeds

- ✓ Y-90 has a shorter half-life, higher therapeutic index
- ✓ AMIC Y-90 seeds leave no casing behind

AMIC's AccSys LINAC Accelerator

- AMIC installed, licensed and operates in Washington State
- Produce FDG (fludeoxyglucose) for PET scan diagnostic imaging, generating $300,000 per year from sales to two local hospitals
- Designed to replace large and demanding cyclotron systems for the production of positron emitting isotopes
- Capable of producing a wide variety of isotopes





Distribution and Acquisitions

- Distribute isotopes imported from foreign teaming partners
  - Near-term target products include Mo-99, other isotopes and advanced robotics
  - Near-term target markets include North America, Europe and China
- Utilize AMIC production centers, university affiliations, and commercial partnerships to produce and distribute both short-lived and longer-lived, high-demand/high-value isotopes and radiopharmaceuticals
- Expand previously-announced alliances with European-based GSG International and Russia-based Center of Molecular Research, including potential acquisitions of controlling interests

Intermediate Term Growth

Subject to additional funding:

- Expand brachytherapy product mix to include other isotopes
- Grow AMIC's distribution capability to include additional products and markets
- Molybdenum-99 / Technetium-99m production and distribution
- Reduce nuclear waste by converting by-products into essential medical isotopes by commercializing AMIC's proprietary, patented technologies
- AMIC is evaluating opportunities to **generate profit** through additional product lines intended to establish AMIC as a **leader** in the medical isotope space
- Strategic acquisitions

Molybdenum-99 / Technetium-99m

- Used in 50,000 diagnostic medical procedures in the US every day[1]
- $5B per year global market in 2010[1]
- Critical shortage of Molybdenum-99 and its derivative, Technetium-99m, the most commonly used medical radioisotope in the world
- Most Mo-99 is produced by aging nuclear reactors that have reached the end of their effective lifetimes, and the world does not have replacement capacity now or in the near future
- When the NRU reactor at Chalk River, Canada closes in 2016 the world will lose about one-half its total Mo-99 production capability
- OSIRIS in France scheduled to shutdown in 2018

1: World Nuclear Association

AMIC's Mo-99 / Tech-99 Solution

Goal: Create reliable Mo-99 supply and distribution

- Replace Mo-99 Generators with Advanced Local Cyclotrons
  - Complete technological line
  - Distribute Technetium-tagged radiopharmaceuticals
- Establish AMIC Accelerator Driven Mo-99 Production System
  - Production asset – AMIC 100% owner
  - Anticipated revenue $117 million gross / $28 million net at $750/ curie
  - Replicate and install in other countries to supply international market
- AMIC-MURR Joint Venture
  - Use existing Missouri University Research Reactor to produce Mo-99
  - Can provide up to 50% of U.S. domestic need

Scientific and Medical Advisors

Dr. Alan Waltar – Chair, AMIC Scientific Committee

Dr. Waltar is the former Director of Nuclear Energy at the Pacific Northwest National Laboratory . He served as Head of the Nuclear Engineering Department for Texas A&M and President of the American Nuclear Society. He holds a PhD in Engineering Science from UC, Berkeley. Previously, Dr. Waltar was a senior executive of Westinghouse Hanford Company.

Dr. Nigel R. Stevenson

Dr. Stevenson brings with him an impressive background in isotope production. He began his career as a research scientist at TRIUMF, the Canadian Accelerator Facility. He has held significant roles at Theragenics Corporation, Trace Life Sciences, Clear Vascular and TcNet. Dr. Stevenson obtained his Ph.D. at the University Of London, UK in 1983 in Nuclear Physics.

Dr. Donald A. Ludwig

Dr. Ludwig is recognized globally as an expert in particle accelerator applications in radiation therapy, nuclear medicine and radioisotope production. Dr. Ludwig also serves as an advisor to numerous entities including the Atomic Energy of Canada, the U. S. Department of Energy Labs at Los Alamos, Berkeley, Fermi, Hanford and Oak Ridge, the Israel Atomic Energy Agency, the Australian Nuclear Science and Technology Organization, the Budker Institute of Nuclear Physics in Novosibirsk, Siberia, the Malaysian Institute of Nuclear Technology and the Bhabha Atomic Research Center in Mumbai, India.

Dr. Barry Pressman

Dr. Pressman, MD, FACR is Professor and Chair, Department of Imaging at Cedars-Sinai Medical Center. Dr. Pressman is a past President of the American College of Radiologists and of the California Radiological Society. He is a member of the American Society of Neuroradiology and the American Society of Pediatric Neuroradiology. He has recently been appointed by the Secretary of the Department of Health and Human Services to the Medicare Coverage Advisory Committee. Dr. Pressman earned his medical degree Cum Laude from Harvard Medical School after graduating Summa Cum Laude from Dartmouth College.

Dr. Andrej Matthies

Dr. Matthies has specialized in applied nuclear physics for more than 25 years. He is one of the directors of Gamma Service Group, a provider of advanced services, equipment and solutions for production and handling of radionuclide materials and active in a broad range of theoretical and applied applications for medical isotopes and industrial equipment in Germany and Russia.

Board of Directors

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James C. Katzaroff – Chairman, Founder and CEO

A strong desire to make an unshakable impact in the fight against cancer led Mr. Katzaroff to found AMIC in 2006. Mr. Katzaroff was a financial consultant for Wall Street firms Bateman Eichler, Smith Barney and EFHutton. Since 1990, he has been responsible for corporate engineering, senior-level corporate strategy, and fostering investment bank relationships while serving as a senior financial advisor for numerous start-ups and development stage companies. Katzaroff serves on the Board of Directors for the Washington Biotechnology and Biomedical Association (WBBA), is Vice Chairman of Go Nuclear Inc. and past Vice Chairman of the Fighting Children's Cancer Foundation.

Kenin M. Spivak – Vice Chairman, Director

An entrepreneur, financier, author and attorney, Spivak has led nearly $10 billion of precedent-setting licensing, merger, acquisition and other complex transactions and multinational corporations with thousands of employees. After starting his career as an attorney, Spivak joined a Mobil Oil subsidiary and then Merrill Lynch Investment Banking, where he led numerous financings, mergers and acquisitions in the United States, Europe and Asia. Since leaving Merrill Lynch, Spivak has served as chairman, vice chairman, president, CEO and a senior board member of numerous companies in technology, media and finance. He is a director of the prestigious RAND Corporation's corporate ethics center, co-editor of the *Knowledge Exchange Business Encyclopedia and* a patent-holder. He received an A.B., M.B.A. and law degree from Columbia University.

Dr. Carlton Cadwell – Director

Dr. Cadwell brings over 30 years of experience in business management, strategic planning, and implementation. He co-founded Cadwell Laboratories, Inc. in 1979 and has served as its President since its inception. Cadwell Laboratories, Inc. is a major international provider of neurodiagnostic medical devices.

Thomas J. Clement - Director

Clement has over 32 years' experience in product development engineering, engineering management, and senior management. Tom Clement is currently the CEO of Aqueduct Neurosciences, Inc, and previously was the CEO of Cardiac Insight, Inc. Pathway Medical Technologies, Inc, and a founding employee of Heart Technology. He is the recent Chairman of the Board of Directors for the Washington Biotechnology and Biomedical Association (WBBA), and he remains on the Executive Committee of the WBBA.

Financials

	2010	2011	2012*	Jan-June 2013
Revenues	$ 360,613	$ 393,603	$ 247,968	$ 24,804
Operating Loss	$ (3,725,339)	$ (2,561,869)	$ (5,870,693)	$ (2,678,570)
EBITDA	$ (3,509,834)	$ (2,203,228)	$ (8,103,064)	$ (1,470,977)
Net Income	$ (4,055,026)	$ (2,749,616)	$ (8,586,264)	$ (1,269,160)
EPS	$ (0.07)	$ (0.04)	$ (0.11)	$ (0.01)

* 2012 included a $2.2 million charge for the issuance of warrants and related items in connection with a financing. A substantial portion of these charges will be reversed in 2013 and 2014.

Shares Outstanding

ADMD	Dec. 2010	Dec. 2011	Dec. 2012	June 2013
Common Stock	67,917,983	70,653,399	81,544,459	100,242,243
Insiders	54%	54%	45%	32%
Fully Diluted Common Stock	77,213,895	75,788,399	110,731,160	146,826,507
Insiders	57%	55%	35%	26%
Restricted shares	51,757,159	52,180,703	57,634,212	58,408,228
Shareholders	184	183	190	198
Market Cap	$29.2MM	$7.1MM	$15.5MM	$6.0MM

Why Invest Now?

- FDA designated Y-90 RadioGel as a device to be reviewed and regulated by the Center for Devices and Radiological Health
- FDA Form 510(k) for Y-90 RadioGel to be filed soon, FDA clearance anticipated in the first quarter of 2014
- Two related products then could also obtain approval in 2014
- Commercialization of these products is expected to result in material revenue and profits for AMIC within the year after FDA approval
- In negotiation for manufacturing and distribution partnerships in most major markets as well as immediately accretive acquisitions
- At its current market value, AMIC has the potential for considerable appreciation

Proceeds

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Use of Proceeds *	Minimum	Goal
Fees and Costs	$ 250,000	$ 550,000
Brachytherapy Development and Commercialization	$1,100,000	$1,400,000
Acquisitions	$ 0	$2,200,000
General Operating Costs	$ 650,000	$ 850,000
Total	$2,000,000	$5,000,000

* Uses may be adjusted based on needs and opportunities. Proceeds expected to be derived from sale of securities pursuant to a private placement. The Company may consider common stock (ordinary shares) and convertible instruments, including preferred stock (preference shares) and/or debt. The Company reserves the right to combine one or more instruments and to consider other financing structures. Additional funding may be required to complete the projects for which the foregoing proceeds are allocated.

EXCLUSIVE PATENT RIGHTS

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Title	Number
Stimulus Sensitive Gel with Radioisotope and Methods of Making	6296831
Stimulus Sensitive Gel with Radioisotope and Methods of Making	6869588
Stimulus Sensitive Gel with Radioisotope and Methods of Making	2327325
Thermogelling Biodegradable Aqueous Polymer Solution	6841617
Thermogelling Oligopeptide Polymers	7087244
Thermogelling Biodegradable Aqueous Polymer Solution	2423488
Multiple Stimulus Reversible Hydrogels	6660247
Multiple Stimulus Reversible Hydrogels	7033571
Brachytherapy Seed with Fast-Dissolving Matrix for Optimized Delivery of Radionuclides to Cancer Tissue (15308-B)	12/202,954
Brachytherapy Seed with Fast-Dissolving Matrix for Optimized Delivery of Radionuclides to Cancer Tissue (15308-B CIP)	12/552,190 PCT/US09/55738
Method of Transmuting Very Long Lived Isotopes	12/508,536
Very Large Enhancements of Thermal Neutron Flues Resulting in a Very Large Enhancement of the Production of Molybdenum-99	12/543,408
Very Large Enhancements of Thermal Neutron Flues Resulting in a Very Large Enhancement of the Production of Molybdenum-99 Including Spherical Vessels CIP from 12/543,408	12/649,915
Advanced Once-Through Processing for Extracting Molybdenum-99 from Deuterium and Low Enriched Uranium Solutions CIP From 12/649,915	12/813,417

AMIC

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Symbol: ADMD

THANK YOU

James C. Katzaroff
jkatzaroff@isotopeworld.com
+1.509.531.1671

www.isotopeworld.com